Corporate Overview

2©Copyright 2023. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. Legal Disclaimers This presentation and the accompanying oral presentation contain “forward-looking” statements that are based on our management’s beliefs and assumptions and on information currently available to management. Forward-looking statements include all statements other than statements of historical fact contained in this presentation, including information concerning our current and future financial performance, business plans and objectives, current and future clinical and preclinical development activities, current and future commercialization activities, timing and success of our ongoing and planned clinical trials and related data, the timing of announcements, updates and results of our clinical trials and related data, our ability to obtain and maintain regulatory approval, the potential therapeutic benefits and economic value of our product candidates, competitive position, industry environment, and potential market opportunities. Forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other factors including, but not limited to, those related to the success, cost and timing of our product candidate development activities and ongoing and planned clinical trials; our plans to develop and commercialize targeted therapeutics, including our lead product candidates roflumilast cream and roflumilast foam; the progress of patient enrollment and dosing in our clinical trials; the ability of our product candidates to achieve applicable endpoints in the clinical trials; the safety profile of our product candidates; the potential for data from our clinical trials to support a marketing application, as well as the timing of these events; our ability to obtain funding for our operations, development and commercialization of our product candidates; the timing of and our ability to obtain and maintain regulatory approvals; the rate and degree of market acceptance and clinical utility of our product candidates; the size and growth potential of the markets for our product candidates, and our ability to serve those markets; our commercialization, marketing and manufacturing capabilities and strategy; current and future agreements with third parties in connection with the commercialization of our product candidates; our expectations regarding our ability to obtain and maintain intellectual property protection; our dependence on third party manufacturers; the success of competing therapies that are or may become available; our ability to attract and retain key scientific or management personnel; our ability to identify additional product candidates with significant commercial potential consistent with our commercial objectives; and our estimates regarding expenses, future revenue, capital requirements and needs for additional financing. Moreover, we operate in a very competitive and rapidly changing environment, and new risks may emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed herein may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. Although our management believes that the expectations reflected in our forward-looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance or events and circumstances described in the forward-looking statements will be achieved or occur. We undertake no obligation to publicly update any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Neither we nor any other person makes any representation as to the accuracy or completeness of such data or undertakes any obligation to update such data after the date of this presentation. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. For further information with respect to Arcutis, we refer you to our most recent annual report on Form 10-K, as amended, and our most recent quarterly report on Form 10-Q, filed with the SEC. In addition, we are subject to the information and reporting requirements of the Securities Exchange Act of 1934 and, accordingly, we file periodic reports, current reports, proxy statements and other information with the SEC. These periodic reports, current reports, proxy statements and other information are available for review at the SEC’s website at http://www.sec.gov. All product and company names are trademarksTM or registered® trademarks of their respective holders.

3©Copyright 2023. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. Our Strategy to Build the Preeminent Immuno- Dermatology Company FDA = U.S. Food and Drug Administration; IP = intellectual property Developing potential best- in-class and innovative topical dermatology therapies against validated biological targets Filling the innovation gap in the dermatology drug sector World-class leadership team >50 FDA-approved products Rapidly advancing a broad, innovative pipeline with strong IP protection for clinical assets Elevating the standard of care to simplify disease management and optimize drug efficacy, safety, and tolerability

4©Copyright 2023. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. Recent Business Updates – Laying the Groundwork for Long-Term Growth TRx = total prescriptions; GTN = gross-to-net; sNDA = supplemental New Drug Application; 1Cash, Restricted Cash, Cash Equivalents, and Marketable Securities as of September 30, 2023. This slide contains preliminary financial information for the three months ended September 30, 2023. This information is based upon our estimates and is subject to the completion of our financial closing procedures. Our actual results may differ from these estimates due to the completion of our financial closing procedures and final adjustments and other developments that may arise between now and the time our final quarterly financial statements are completed. There can be no assurances that these estimates will be realized, and estimates are subject to risks and uncertainties, many of which are not within our control. ZORYVE® (roflumilast) cream 0.3% launch building momentum with ~100,000 TRx launch-to-date; new Chief Commercial Officer on-board $8.1 million in ZORYVE net product revenues for Q3 2023, reflecting sequential demand growth and a GTN % in the low 70s; $38.1 million in total revenues for the quarter with Huadong upfront Filed sNDA for roflumilast cream 0.15% in atopic dermatitis down to age of 6; expect Q3 ‘24 approval and potential launch Announced positive results from INTEGUMENT-OLE showing durable and improving efficacy in atopic dermatitis Announced positive results in atopic dermatitis from INTEGUMENT-PED trial with roflumilast cream 0.05% in children ages 2-5 Strengthened capital position with Huadong outlicense, ~$228 million cash1 as of 9/30/23

Broad and Deep Pipeline Continues to Progress



Formulation
Preclinical
Phase 1
Phase 2
Phase 3
NDA Review
Approved
Commercial Rights
Roflumilast Cream
(ARQ-151)
Plaque Psoriasis
Worldwide (ex-China)
Atopic Dermatitis (0.15% strength)
Worldwide (ex-China)
Roflumilast Foam
(ARQ-154)
Seborrheic Dermatitis
Worldwide (ex-China)
Scalp Psoriasis
Worldwide (ex-China)
ARQ-252 Cream
(JAK1 Inhibitor)
Hand Eczema
U.S., EU, Japan, Canada
Vitiligo
U.S., EU, Japan, Canada
ARQ-255 Suspension
(JAK1 Inhibitor)
Alopecia Areata
U.S., EU, Japan, Canada
ARQ-234
(CD200R)
Atopic Dermatitis
Worldwide
Other Preclinical Projects
Acne, Palmoplantar Psoriasis, Nail Psoriasis, Rosacea

arcutis BIOTHERAPEUTICS
©Copyright 2023. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience.
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6©Copyright 2023. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. Topical Roflumilast: Total Patient Opportunity Potential to Grow ~10X PCP = primary care providers 1.3 13.1 1.2 1.4 2.9 6.3 0 2 4 6 8 10 12 14 PsO Seb Derm AD PsO/AD/SD Gov't PCP/Ped Total M ill io ns o f P at ie nt s Total US Topical Roflumilast Addressable Market Addressable with Medicare/ Medicaid Coverage Addressable Through PCP Partnership U.S. Commercial Patients Only

7©Copyright 2023. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. Arcutis Enjoys Strong IP Protection 1As of 9/31/23; PK = pharmacokinetics; PDE4 = phosphodiesterase 4; JAK = Janus Kinase Roflumilast Patent Protection Expected Until At Least 2037 1 Pending U.S. patent application on use of a critical ingredient in topical roflumilast formulations Pending U.S. patent applications on novel restorative effect of the roflumilast cream vehicle1 3 Pending U.S. patent applications for the Deep Dermal Drug Delivery (4D) Technology underlying ARQ-255 Issued U.S. patent for novel JAK1 inhibitor formulation (ARQ-252)1 19 3 Issued foreign patents for use of a critical ingredient in topical roflumilast formulations 1 Issued U.S. patent on anti- fungal properties of roflumilast 3 Issued U.S. patents for method of treatment using topical roflumilast Issued U.S. and foreign patents relating to topical roflumilast formulations

8©Copyright 2023. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. Plaque Psoriasis - Significant Unmet Needs in Treatment Paradigm 1 Skin Insights: Uncovering Psoriasis survey of >500 adults who use topicals, March 2022 ~9M individuals in the U.S. affected of patients wish they had more topical treatment alternatives to steroids1 81% Past topical therapies have numerous shortcomings Physicians and patients forced to trade-off between efficacy and safety/tolerability >90% of U.S. patients treated with topical drugs

9©Copyright 2023. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. Rapid, Robust Efficacy on IGA Success in Both Phase 3 DERMIS Trials in Plaque Psoriasis IGA = Investigator’s Global Assessment; IGA Success = Clear or Almost Clear with at least a 2-grade improvement from baseline; ITT Population Statistical analysis based on multiple imputation; Week 2, 4, and 6 consistent with label 3.2% 18.6% 26.0% 36.7% 2.0% 5.5% 4.5% 7.1% 0% 10% 20% 30% 40% 50% 60% Week 2 Week 4 Week 6 Week 8 P e rc e n ta g e o f P a ti e n ts ZORYVE Cream 0.3% (n=290) Vehicle (n=152) p < 0.0001 p < 0.0001 IGA Success DERMIS-2 6.3% 19.8% 32.4% 41.5% 2.3% 2.6% 6.2% 5.8% 0% 10% 20% 30% 40% 50% 60% Week 2 Week 4 Week 6 Week 8 P e rc e n ta g e o f P a ti e n ts IGA Success DERMIS-1 ZORYVE Cream 0.3% (n=286) Vehicle (n=153) p < 0.0001 p < 0.0001 p < 0.0001 p < 0.05 p < 0.0001

10©Copyright 2023. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. ZORYVE Delivered Clinically Meaningful Response in 3 out of 4 Patients % Change in PASI Total Score at Week 8 - Pooled DERMIS Trials PASI-50 72% PASI-75 40% PASI-90 20% C h a n g e f ro m b a se li n e ( % ) PASI-50 26% PASI-75 7% PASI-90 2% C h a n g e f ro m b a se li n e ( % ) ZORYVE Cream 0.3% N=519 Vehicle N=263 100 - 80 - 60 - 40 - 20 - 0 - -20 - -40 - -60 - -80 - -100 - 100 - 80 - 60 - 40 - 20 - 0 - -20 - -40 - -60 - -80 - -100 - PASI = Psoriasis Area and Severity Index

11©Copyright 2023. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. Rapid Reduction of Itch in DERMIS-1 and DERMIS-2 Proportion of patients who achieved a ≥4-point improvement in WI-NRS from baseline score of ≥4 *P <0.001; ** P <0.0001; Evaluated in a subset of the intent-to-treat population of patients with WI-NRS pruritus score ≥4 at baseline; WI-NRS: Worst Itch Numeric Rating Scale Statistical analysis based on multiple imputation Robust reduction in itch occurs early and consistently improves through Week 8 34.9 49.4 66.7 22.7 18.7 25.7 0 10 20 30 40 50 60 70 80 90 100 Week 2 Week 4 Week 8 % o f P a ti e n ts ZORYVE Cream 0.3% (n=218) Vehicle (n=115) ** ** 41.5 55.8 68.6 21.9 21.2 33.3 0 10 20 30 40 50 60 70 80 90 100 Week 2 Week 4 Week 8 % o f P a ti e n ts ZORYVE Cream 0.3% (n=229) Vehicle (n=116) ** ** WI-NRS DERMIS-1 WI-NRS DERMIS-2 *

12©Copyright 2023. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. ZORYVE PsO Launch Continues to Strengthen Data Source: ZORYVE – IQVIA SMART Rapid data through week ending 9/29/23 0 500 1,000 1,500 2,000 2,500 3,000 W EE K LY T R X ~ 100,000 TRx Launch-to-date

13©Copyright 2023. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. ~80% Commercial Coverage in the U.S.; >90% Lives Covered Without PA PA = prior authorization; Source: MMIT Positive Halo Building on Prescriber Confidence with Coverage > 130 Million Covered Commercial Lives > 90% Covered Without PA Total US Commercial Market = 165 million lives Covered Commercial Lives = >130 million

Progress Towards Sustained ZORYVE Growth

Commercial Success

Drive Prescriber Awareness and Use

- ~8,500 unique writers since launch

Patient Engagement and Positive Experience

- Refills building nicely each quarter
- Live with focused connected TV campaign in Q3

Broad, High-Quality Access

- ~132 million commercial lives covered
- >90% of coverage without a PA

Investing to Fuel the Next Leg of this Launch

©Copyright 2023. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience.

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15©Copyright 2023. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. Atopic Dermatitis: Compelling Opportunity for Roflumilast Cream Very large, established market • ~26 million individuals in U.S. affected • 12% prevalence in children2 • Need for safe/effective therapy Significant unmet need for safe, effective non-steroidal therapy suitable for chronic use Roflumilast Cream Atopic Dermatitis Profile Closely aligned with needs of: 1. Physicians 2. Patients 3. Parents 4. Payors 2Silverberg,JI, Dermatol Clin 35 (2017) 283-289

INTEGUMENT-1 & -2 Phase 3 Atopic Derm Trials

Randomized, Double-blind, Vehicle-controlled, Multicenter Trials
(Two identical, parallel Phase 3 trials)

Eligibility

- Diagnosis of mild or moderate AD (vIGA = 2 or 3)
- Age 6+
- BSA ≥3%
- EASI ≥5

2:1

Randomize

N=654
N=683

Roflumilast Cream
0.15% QD

Vehicle
QD

4 weeks dosing

Endpoints

Primary

- vIGA-AD success at week 4

Secondary

- EASI-75
- WI-NRS (itch)
- vIGA = Clear (0) or Almost Clear (1)

Safety and tolerability

vIGA- Success = Clear or Almost Clear with at least a 2-grade improvement from baseline; BSA = body surface area; EASI = eczema area severity index; WI-NRS: Worst Itch Numeric Rating Scale; QD = once a day dosing

ARCUTIS BIOTHERAPEUTICS
©Copyright 2023. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience.
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17©Copyright 2023. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. Rapid, Robust Efficacy on IGA Success Observed in Both Phase 3 Atopic Dermatitis Trials vIGA = Validated Investigator’s Global Assessment; IGA Success = Clear or Almost Clear with at least a 2-grade improvement from baseline; ITT Population Statistical analysis based on multiple imputation 8.1% 21.2% 32.0% 0.5% 6.4% 15.2% 0% 10% 20% 30% 40% Week 1 Week 2 Week 4 P e rc e n ta g e o f P a ti e n ts vIGA-AD Success INTEGUMENT-1 0.15% Roflumilast Cream (n=433) Vehicle (n=221) p < 0.0001 p < 0.0001 p < 0.0001 5.9% 17.7% 28.9% 3.1% 5.3% 12.0% 0% 10% 20% 30% 40% Week 1 Week 2 Week 4 P e rc e n ta g e o f P a ti e n ts vIGA-AD Success INTEGUMENT-2 0.15% Roflumilast Cream (n=451) Vehicle (n=232) p < 0.0001 p < 0.0001

18©Copyright 2023. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. Over 40% of Patients Achieved EASI-75 at Week 4 EASI -75 = 75% improvement from baseline 14.0% 30.6% 43.2% 5.5% 13.2% 22.0% 0% 10% 20% 30% 40% 50% Week 1 Week 2 Week 4 P e rc e n ta g e o f P a ti e n ts EASI-75 INTEGUMENT-1 0.15% Roflumilast Cream (n=433) Vehicle (n=221) p < 0.0001 p < 0.0001 p = 0.0006 13.3% 29.5% 42.0% 7.8% 10.9% 19.7% 0% 10% 20% 30% 40% 50% Week 1 Week 2 Week 4 P e rc e n ta g e o f P a ti e n ts EASI-75 INTEGUMENT-2 0.15% Roflumilast Cream (n=451) Vehicle (n=232) p < 0.0001 p < 0.0001 p = 0.0329

19©Copyright 2023. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. Roflumilast Cream Was Well-Tolerated in Phase 3 Trials AE: adverse event; SAE: serious adverse event; TEAE: treatment-emergent adverse event INTEGUMENT-1 INTEGUMENT-2 Subjects (%) Roflumilast 0.15% (n=433) Vehicle (n=221) Roflumilast 0.15% (n=452) Vehicle (n=230) Subjects with any TEAE 92 (21.2%) 35 (15.8%) 102 (22.6%) 30 (13.0%) Subjects with any Treatment-Related TEAE 27 (6.2%) 4 (1.8%) 26 (5.8%) 8 (3.5%) Subjects with any SAE 4 (0.9%) 0 4 (0.9%) 0 Subjects with treatment-related SAE 0 0 2 (0.4%) 0 Subjects who discontinued Study due to AE 6 (1.4%) 3 (1.4%) 8 (1.8%) 2 (0.9%)

INTEGUMENT-OLE Phase 3 Atopic Dermatitis Trial

Open Label, Long-Term, Multicenter Trial

Subjects Included in Interim Analysis

Subjects who completed INTEGUMENT-1 or -2. At parent study baseline:

- Diagnosis of mild or moderate AD (vIGA = 2 or 3)
- Aged ≥6
- BSA ≥3%
- EASI Score ≥5

Open label

N=658

Roflumilast Cream
0.15% QD*

24 Week Cohort (N=299)
Weeks 4, 12, 24

52 Week Cohort (N=359)
Weeks 36, 52

***Starting at OLE Week 4, subjects with vIGA-AD=0 switch to twice-weekly maintenance dosing**

Endpoints

Primary

- Occurrence of AEs
- Occurrence of SAEs

Secondary

- vIGA-AD Success
- EASI-75
- WI-NRS

Safety and tolerability

ARCUTIS BIOTHERAPEUTICS

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21©Copyright 2023. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. Long-Term Safety and Tolerability Profile Consistent With INTEGUMENT-1 & -2 in AD Subjects, n (%) Preferred Term Roflumilast cream 0.15% (N=657) COVID-19 30 (4.6%) Upper respiratory tract infection 21 (3.2%) Nasopharyngitis 20 (3.0%) Headache 18 (2.7%) Most Common TEAEs by Preferred Term (≥ 2% overall) Subjects (%) Overall (n=657) Subjects with any TEAE 241 (36.7%) Subjects with any Treatment-Related TEAE 31 (4.7%) Subjects with any SAE 8 (1.2%) Treatment-related SAE 0 Subjects who discontinued Study due to AE 21 (3.2%) No New Safety Signals Observed Up to 56 Weeks of Treatment

22©Copyright 2023. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. Durable & Improving Response on IGA Success Over Time vIGA-AD success = achievement of IGA=0/1 plus 2-grade improvement from Parent Study Baseline, Observed cases. At Week 4, Roflumilast Rollovers = n of 439, Vehicle Rollovers = n of 219. At Week 28, Roflumilast Rollovers = n of 319, Vehicle Rollovers = n of 159. At Week 56, Roflumilast Rollovers = n of 145, Vehicle Rollovers = n of 65. 28.5% 46.1% 51.0% 11.4% 41.5% 44.6% 0% 10% 20% 30% 40% 50% 60% 0 4 8 12 16 20 24 28 32 36 40 44 48 52 56 % o f P at ie nt s Week of Treatment vIGA-AD Success Roflumilast Rollovers Vehicle Rollovers INTEG-1 & -2

23©Copyright 2023. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. Durable & Improving Response on EASI-75 in INTEGUMENT-OLE Trial 75% EASI improvement from Parent Study Baseline, Observed Cases. At Week 4, Roflumilast Rollovers = n of 439, Vehicle Rollovers = n of 219. At Week 28, Roflumilast Rollovers = n of 325, Vehicle Rollovers = n of 161. At Week 56, Roflumilast Rollovers = n of 145, Vehicle Rollovers = n of 65. 42.6% 61.5% 66.2% 17.8% 60.9% 64.6% 0% 10% 20% 30% 40% 50% 60% 70% 0 4 8 12 16 20 24 28 32 36 40 44 48 52 56 % o f P at ie nt s Week of Treatment EASI-75 Roflumilast Rollovers Vehicle Rollovers INTEG-1 & -2

24©Copyright 2023. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. First Large Trial to Demonstrate Maintenance Dosing • Starting at Week 4 of INTEGUMENT- OLE, participants who achieved vIGA- AD score of clear (0) switched to twice weekly maintenance dosing • Disease control was defined by maintaining twice weekly dosing with vIGA-AD score of clear (0) or almost clear (1) • Participants were to resume once-daily dosing if signs or symptoms were not adequately controlled, or if they reached if vIGA-AD of mild (2) > 2/3 of these participants remained on twice weekly schedule for > 50% of their time in study

INTEGUMENT-PED Phase 3 Atopic Dermatitis Trial

Parallel group, Double-blind, Vehicle-controlled, Multicenter Trial

Eligibility

- Diagnosis of mild or moderate AD (vIGA = 2 or 3)
- Age 2-5
- BSA ≥3%
- EASI Score ≥5

2:1

Randomize

N=652

Roflumilast Cream
0.05% QD

Vehicle Cream
QD

4 weeks dosing

Endpoints

Primary

- vIGA-AD success at Week 4

Secondary

- EASI-75 at Week 4
- vIGA-AD success at Week 2, Week 1
- vIGA = Clear (0) or Almost Clear (1) at Week 4, Week 2, and Week 1

Safety and tolerability

vIGA = Validated Investigator's Global Assessment; vIGA-AD Success = Clear or Almost Clear with at least a 2-grade improvement from baseline; BSA = body surface area; EASI = eczema area severity index; QD = once a day dosing

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26©Copyright 2023. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. Rapid, Robust Efficacy on IGA Success Observed, Consistent With INTEGUMENT-1 & -2 9.4% 21.2% 25.4% 0.9% 6.8% 10.7% 0% 5% 10% 15% 20% 25% 30% 35% Week 1 Week 2 Week 4 P e rc e n ta g e o f P a ti e n ts ~25% of Patients Achieved vIGA-AD Success at Week 4 Roflumilast Cream 0.05% (n=436) Vehicle (n=215) p < 0.0001 p < 0.0001 p < 0.0001

27©Copyright 2023. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. ~40% of Patients Achieved EASI-75 at Week 4 EASI -75 = 75% improvement from baseline 19.2% 30.0% 39.4% 5.2% 12.7% 20.6% 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% Week 1 Week 2 Week 4 P e rc e n ta g e o f P a ti e n ts ~40% of Patients Achieved EASI-75 at Week 4 Roflumilast Cream 0.05% (n=436) Vehicle (n=215) p < 0.0001 p < 0.0001 p < 0.0001

28©Copyright 2023. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. Rapid Response to Treatment With Roflumilast Cream Individual results may vary Baseline vIGA-AD = 3 Week 1 vIGA-AD = 1 Week 4 vIGA-AD = 1

29©Copyright 2023. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. Roflumilast Foam – Significant, Underappreciated Opportunity for Arcutis Seb Derm • As big a market as psoriasis, with no products promoted or in development Scalp • 40% of plaque psoriasis sufferers have scalp involvement • Competitive differentiation in psoriasis

30©Copyright 2023. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. Scalp Psoriasis - Roflumilast Foam May Address Unmet Needs ~40% of Plaque Psoriasis sufferers have scalp involvement Roflumilast foam ideal for scalp and body psoriasis • Suitable for chronic use • Foam is ideal for hair-bearing areas such as scalp, where cream, lotion, or ointment is not suitable • Unlike most other options, single treatment for all areas of the body • May be used near the eyes • Rapid and robust impact on itch

31©Copyright 2023. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. Robust Efficacy on Scalp IGA Success in Pivotal Phase 3 ARRECTOR Trial S-IGA = Scalp Investigator’s Global Assessment; IGA Success = Clear or Almost Clear with at least a 2-grade improvement from baseline ITT Population 31.1% 53.9% 67.3% 11.7% 19.4% 28.1% 0% 20% 40% 60% 80% 100% Week 2 Week 4 Week 8 P e rc e n ta g e o f P a ti e n ts ~2/3 of Patients Achieved S-IGA Success at Week 8 Roflumilast Foam 0.3% (n=281) Vehicle (n=151) p < 0.0001 p < 0.0001 p < 0.0001 40% of Patients Achieved S-IGA of Clear at Week 8

32©Copyright 2023. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. Demonstrated Efficacy on Body IGA Success in ARRECTOR Trial, Consistent With DERMIS Trials B-IGA = Body Investigator’s Global Assessment; IGA Success = Clear or Almost Clear with at least a 2-grade improvement from baseline ITT Population; * Nominal p-values 13.1% 33.5% 46.5% 8.0% 12.2% 20.8% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Week 2 Week 4 Week 8 P e rc e n ta g e o f P a ti e n ts ~47% of Patients Achieved B-IGA Success at Week 8 Roflumilast Foam 0.3% (n=281) Vehicle (n=151) p = 0.2003* p < 0.0001* p < 0.0001

Seborrheic Dermatitis – Significant Unmet Needs in Treatment Paradigm

~10 million

Individuals in the U.S. affected

- Itchy red patches covered by greasy / flaking scales on scalp, face, and chest
- Topicals dominate treatment, but options pose challenges:
  - Steroids pose safety issues, especially with chronic use
  - Proximity to eyes/thin skin on face exacerbates safety concerns
  - Topical antifungals offer only modest efficacy
  - Polypharmacy





ARCUTIS BIOTHERAPEUTICS

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34©Copyright 2023. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. Seb Derm Patients Require Complex and Onerous Treatment Regimens 1Harris Poll Seborrheic Dermatitis Survey (n>600 HCPs, n=300 patients) OTC = over the counter; HCP = healthcare professional 1.4 2.1 2.4 Prescription treatments OTC treatments Alternative treatments TOTAL 5.9 Actively Using Treatments1 Per Week, Mean 9 in 10AGREE1 “I would be more likely to stick with a treatment plan if it meant using fewer treatments.” “I am interested in trying new treatment options.” 9 in 10 AGREE1 Patients ready for new options

35©Copyright 2023. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. 80% of Patients Achieved IGA Success & 50% Completely Clear at 8 Weeks in Seb Derm Phase 3 IGA Success = Clear or Almost Clear with at least a 2-grade improvement from baseline 43.2% 73.2% 80.1% 26.6% 47.9% 59.2% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Week 2 Week 4 Week 8 P e rc e n ta g e o f P a ti e n ts 80% of Patients Achieved IGA Success at Week 8 Roflumilast Foam 0.3% (n=304) Vehicle (n=153) 16.4% 35.6% 50.7% 6.5% 14.9% 28.2% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Week 2 Week 4 Week 8 P e rc e n ta g e o f P a ti e n ts >50% of Patients Achieved IGA of Clear (IGA = 0) at Week 8 Roflumilast Foam 0.3% (n=304) Vehicle (n=153) p < 0.0001 p < 0.0001 p = 0.0003 p < 0.0001 p < 0.0001 p = 0.0023

36©Copyright 2023. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. Alopecia Areata (AA) –Significant Unmet Needs Autoimmune, chronic, and relapsing hair loss ranging from scattered patches to complete loss of hair Significant psychosocial impact on self-esteem, body image, and/or self-confidence Significant treatment gaps • Standard of care includes topical steroids or steroid injections • Most development focused on oral/systemic therapies targeting more severe disease • Topical therapy well-positioned for more common mild-to-moderate disease

37©Copyright 2023. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. Barriers to Topical Drug Delivery to the Hair Bulb AA = alopecia areata Follicle Hair bulb Superficial vascular plexus Epidermis Drug delivery challenge suggested by failure of topical JAKi approach, coupled with success of oral JAKs Inflammation in AA surrounds the hair bulb Challenges to topical treatment • Depth of inflammation • Dense vasculature ARQ-255 is designed to deliver drug to the site of inflammation deep in the hair follicle Entered Clinic in December 2022 for ARQ-255

38©Copyright 2023. Arcutis Biotherapeutics, Inc. — Presentation designed for an investor audience. Acquisition of Ducentis – Next Step Towards Evolution Into Preeminent Immuno-Dermatology Company Aligned to the Arcutis Strategy (1) Atopic Derm (AD) is Large Market with High Unmet Need, (2) CD200R is a biologically-validated target, (3) ARQ-234 potentially best-in-class molecule Leverages Arcutis’ Deep Dermatology & Biologics Expertise ARQ-234 Is Highly Complementary to Roflumilast Cream in AD Modest Investment to Acquire Biologic and Achieve Proof-of- Concept Against De-Risked Target in High-Value Indication